EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
  PREMIER PARKS INC.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /S/ KPMG PEAT MARWICK LLP
                                          ......................................

                                                  KPMG PEAT MARWICK LLP


Oklahoma City, Oklahoma
May 21, 1996